Investments	12 Months Ended
Dec. 31, 2025
Investments, Debt and Equity Securities [Abstract]
Investments

Note 10. Investments

Investments as of December 31, 2025 and December 31, 2024 are as follows (in thousands):

	December 31,	December 31,
	2025	2024
Equity method investments	$32,433	$31,565
Equity investments without readily determinable fair values	152	152
Total investments	$32,585	$31,717

Equity Method Investments

CFL Ventures

On December 10, 2021, the Company announced a landmark strategic partnership with the Canadian Football League (“CFL” or “the League”), the second largest football league globally with over 100 years of history. As part of the agreement, Genius Sports has exclusive rights to commercialize the CFL’s official data worldwide and video content with sportsbooks in international markets, replicating the global distribution and success of its official betting products for the English Premier League and NFL Enterprises LLC (“NFL”), among others. In connection with the partnership, in addition to the official data rights agreement, Genius Sports and the CFL agreed that Genius Sports will acquire a 6.2% minority stake in CFL Ventures, the new commercial arm of the League, allowing the Company to benefit strategically and financially from the CFL’s growth. The transaction became effective in January 2022.

In assessing the Company’s minority equity interest in CFL Ventures, the Company has determined it has significant influence over the entity despite holding an equity interest of less than 20%.

The Company recorded a gain from equity method investment in CFL Ventures of $3.7 million, $3.7 million and $3.1 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company received distributions from CFL Ventures of $2.8 million, $1.6 million and $1.6 million in the years ended December 31, 2025, 2024 and 2023, respectively.

In the year ended December 31, 2024, the Company received an additional 1% equity stake in CFL Ventures, resulting in an increase of equity method investments of $3.5 million. As of December 31, 2025, the Company has a 7.2% minority equity stake in CFL Ventures.

Equity Investments without Readily Determinable Fair Values

In January 2022, the Company made an equity investment of $0.2 million in non-marketable securities of a private company. The investment does not have a readily determinable fair value. The Company has elected to use the measurement alternative for equity investments that do not have readily determinable fair values. Under the alternative, the Company has measured the investment at cost, less impairment.

The Company reassesses at each reporting period whether the equity investment without a readily determinable fair value qualifies to be measured using the cost, less impairment alternative. When the equity investment has a readily determinable fair value, it will be measured at fair value through net income.

As of December 31, 2025, the equity investment remains measured at cost, less impairment. The Company made an additional investment of less than $0.1 million during the year ended December 31, 2024. No other increase or decrease has been recognized during the years ended December 31, 2025, 2024 and 2023.